UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2024

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	VCXB	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Hans Thomas as Chief Executive Officer

On January 9, 2024, Hans Thomas and 10X Capital Venture Acquisition Corp. III (“10X III”) agreed that Mr. Thomas will no longer serve as 10X III’s Chief Executive Officer, effective January 9, 2024. Mr. Thomas will continue to serve as Chairman of the Board of Directors of 10X III (the “Board”).

Appointment of David Weisburd as Chief Executive Officer

On January 9, 2024, the Board appointed David Weisburd as 10X III’s Chief Executive Officer, effective January 9, 2024.

Mr. Weisburd has been 10X III’s Chief Operating Officer, Head of Origination and a member of the Board since February 2021. Mr. Weisburd founded the venture capital firm Growth Technology Partners in May 2015 and served as general partner until December 2019, when the firm was acquired by 10X Capital Holdings LLC (“10X Capital”). The portfolio companies of Growth Technology Partners include 23andMe, CaaStle, Circle, Palantir, Pipefy, Punchh, Ripple, Tonal, Vicarious and Wish. Mr. Weisburd now serves as General Partner and co-head of venture capital at 10X Capital, where he has led the firm’s investments into Robinhood, Compass Therapeutics, HeadSpace and DraftKings Inc. (Nasdaq: DKNG). Mr. Weisburd also serves as a partner of Flight VC, an investment syndicate with over 2700 members across Silicon Valley and other tech hubs including Boston, Los Angeles, and New York, and whose members range from angel investors to entrepreneurs and venture capitalists. Flight VC has a prolific track record investing in companies including Betterment, Carta, Cruise Automotive, Discord, Dollar Shave Club, Fastly, Inc. (NYSE: FSLY), LinkedIn, Paypal, Inc. (Nasdaq: PYPL), Rent the Runway, and many others. In addition to his direct investment activity, Mr. Weisburd has also conducted a substantial amount of secondary market investment into companies such as Lyft, Inc. (Nasdaq: LYFT), One Medical Group (Nasdaq: ONEM), Space X, and Spotify (NYSE: SPOT). Prior to his venture capital career, Mr. Weisburd was on the founding teams of two venture-backed technology startups, isocket (acquired by Magnite (Nasdaq: MGNI)) and RoomHunt (acquired by RentLingo). Mr. Weisburd received a BS in management and entrepreneurship from Indiana University — Kelley School of Business, an MBA from Dartmouth — Tuck School of Business, and a masters in psychology from Harvard University.

There are no family relationships between Mr. Weisburd and any director or executive officer of 10X III. In addition, Mr. Weisburd has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

10X III did not enter into an employment agreement with Mr. Weisburd in connection with his appointment as Chief Executive Officer.

Departure of Oliver Wriedt as President and Head of Capital Markets

On January 9, 2024, Oliver Wriedt and 10X III agreed that Mr. Wriedt will no longer serve as 10X III’s President and Head of Capital Markets, effective January 9, 2024.

Appointment of Osman Ahmed as President

On January 9, 2024, the Board appointed Osman Ahmed as 10X III’s President, effective January 9, 2024.

Mr. Ahmed is a Managing Director and Head of Private Equity at 10X Capital. He has over 12 years of principal investment, advisory, and operating experience. Prior to joining 10X Capital, Mr. Ahmed was the CEO of Founder SPAC, a $321M special purpose acquisition company focused on digital transformation. Founder SPAC successfully completed its merger with Rubicon Technologies (NYSE: RBT) in August 2022. Previously, Mr. Ahmed was an investor at KCK Group, a private markets investor. He also served as CFO of Beehive Industries, a KCK Group Portfolio company. Mr. Ahmed previously has held roles at Volition Capital, Scale Venture Partners, and Stifel Financial (NYSE: SF). Throughout his career, Mr. Ahmed has executed leveraged buyout, special situations, and growth equity investments in technology, business services, industrials, and healthcare. Prior closed deals include: Harvest Food Distributors, Sherwood Food Distributors, Hibernia Networks (acquired by GTT), RingCentral (NYSE: RNG), TraceLink, Al Fakher Tobacco, Better.com (NASDAQ: BETR), and others. He currently sits on the board of directors of Rubicon Technologies (NYSE: RBT) and serves as the company’s lead independent director and sits on the board of directors of African Agriculture Holdings Inc. (Nasdaq: AAGR). Mr. Ahmed holds a B.S. in Computer Science from the University of Southern California and an M.B.A. from the University of Chicago Booth School of Business.

There are no family relationships between Mr. Ahmed and any director or executive officer of 10X III. In addition, Mr. Ahmed has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

10X III did not enter into an employment agreement with Mr. Ahmed in connection with his appointment as President.

Item 7.01. Regulation FD Disclosure.

In connection with the officer resignations and appoints described in Item 5.02 above, 10X III issued a press release announcing the planned changes, a copy of which is also being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

In connection with Mr. Ahmed’s appointment as President of 10X III, as described in Item 5.02 above, on January 9, 2024, Mr. Ahmed entered into the following agreements with 10X III:

●	A joinder agreement to the letter agreement, dated January 9, 2024 (the “Joinder to the Letter Agreement”), pursuant to which Mr. Ahmed became a party to that certain letter agreement, dated January 11, 2022, between 10X III, 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (the “Sponsor”), and other insiders signatory thereto, wherein Mr. Ahmed has agreed to be bound by and comply with the provisions of that certain letter agreement applicable to insiders in the same manner as if Mr. Ahmed were an original signatory thereto and in such capacity as an insider therein; and

●	An indemnity agreement, dated January 9, 2024, (the “Indemnity Agreement”), between 10X III and Mr. Ahmed, providing Mr. Ahmed contractual indemnification substantially in the form previously presented to the Board in addition to the indemnification provided for in 10X III’s second amended and restated memorandum and articles of association, as amended.

The foregoing descriptions of the Joinder to the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Joinder to the Letter Agreement and the form of Indemnity Agreement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Joinder to the Letter Agreement, dated January 9, 2024, between 10X III, the Sponsor and Osman Ahmed.
10.2	Form of Indemnity Agreement (Incorporated by reference to Exhibit 10.6 to Amendment No. 1 to 10X III’s Registration Statement on Form S-l (File No. 333-253868), filed with the SEC on June 2, 2021).
99.1*	Press Release, dated January 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2024

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ David Weisburd
Name:	David Weisburd
Title:	Chief Executive Officer

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